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                                                                    Exhibit 10.2



                              LC ACCOUNT AGREEMENT


     This LC ACCOUNT AGREEMENT (the "Agreement") is dated as of February 2, 1998, and made between PROFFITT'S, INC., a Tennessee corporation (the "Pledgor") and NATIONSBANK, N.A., as Agent (in such capacity herein and together with any successors in such capacity, the "Agent") for the Lenders (the "Lenders") party to the Credit Agreement referenced below.

                                    RECITALS

     WHEREAS, Pledgor, the Lenders, the Co-Agents (as defined therein) and the Agent have entered into a Credit Agreement dated as of the date hereof (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and in effect, hereinafter referred to as the "Credit Agreement");

     WHEREAS, as a condition precedent to the Lenders' obligations to make the Loans or the Issuing Bank's obligation to issue Letters of Credit (as such terms are defined in the Credit Agreement), the Pledgor is required to execute and deliver to the Agent a copy of this Agreement on or before the Effective Time (defined below);

     NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained herein, the Pledgor and the Agent hereby agree as follows:

     Section 1. Capitalized terms used in this Agreement shall have the following meanings:

     "Cash Account" means the cash collateral account established and maintained
      ------------
pursuant to Section 2 hereof.
            ---------

     "Collateral" means (a) all funds from time to time on deposit in the Cash
      ----------
Account; (b) all Investments and all certificates and instruments from time to time representing or evidencing such Investments; (c) all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of the Pledgor in substitution for or in addition to any or all of the Collateral described in clause (a) or (b) above; (d) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral described in clause (a), (b) or (c) above; and (e) to the extent not covered by clauses (a) through (d) above, all proceeds of any or all of the foregoing Collateral.

     "Effective Time" means the Closing Date as defined in the Credit Agreement.
      --------------

     "Investments" means those investments, if any, made by the Agent pursuant
      -----------
to Section 5 hereof.
   ---------

     "Secured Obligations" means (i) all Obligations of the Pledgor now existing
      -------------------
or hereafter arising under or in respect of the Credit Agreement or the Notes (including, without limitation, the Pledgor's obligations to pay principal and interest and all other charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in the Credit Agreement or the Notes) or any documents or agreements related to the Credit Agreement or the Notes; and (ii) without duplication, all obligations of the Pledgor now or hereafter existing under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in this Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     Section 2.  Cash Account; Cash Collateralization of Letters of Credit.
                 ---------------------------------------------------------

          (i) At such time as there shall be deposited with the Agent funds pursuant to this Agreement, the Agent shall establish and maintain at its offices at Independence Center, 15th Floor, 101 North Tryon Street, Charlotte, North Carolina, in the name of the Agent and under the sole dominion and control of the Agent, a cash collateral account for the Pledgor designated as NationsBank/Proffitt's Cash Collateral Account (the "Cash Account").

          (ii)  In accordance with Article IX of the Credit Agreement, in the
                                   ----------
     event that an Event of Default has occurred and is continuing and Pledgor is required to pay to Agent an amount equal to the maximum amount remaining undrawn, unpaid or at any time that may become payable under the Letters of Credit, or at the request of the Agent and election of the Pledgor such amounts have previously been paid to the Agent for such purpose of being cash collateral hereunder the Agent shall, upon the later to occur of receipt of any such amounts and the occurrence and continuation of an Event of Default, exercise the remedies set forth in Section 12 hereof. Any such
                                                    ----------
     amounts received by the Agent pursuant to Article IX of the Credit
                                               ----------
     Agreement shall be deposited in the Cash Account. Upon a drawing under the Letters of Credit in respect of which any amounts described above have been deposited in the Cash Account, the Agent shall apply such amounts to reimburse the Agent for the amount of such drawing. In the event the Pledgor's Letters of Credit are cancelled or expire or in the event of any permanent reduction in the maximum amount available at any time for drawing under such Letters of Credit (collectively, the "Maximum Available Amount"), the Agent shall apply the amount then in the Cash Account designated to reimburse the Agent for any drawings under the Letters of Credit less the Maximum Available Amount immediately after such cancellation, expiration or reduction, if any, first, to the cash
                                                    -----
     collateralization of the Letters of Credit if the Pledgor has failed to pay all or a portion of the maximum amounts described above and, second, (a) so
                                                                  ------
     long as no Event of Default has occurred and is continuing and so long as no application of the Collateral shall be made within 25 days of the expiration of the Pledgor's Letters of Credit then the Agent shall return to the Pledgor such excess amount not applied to drawings and other amounts owing with respect to Letters of Credit and (b) otherwise, the payment in full of the outstanding Secured Obligations.

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

          (iii) Any interest received in respect of Investments of any amounts deposited in the Cash Account pursuant to clause (ii) of this Section 2
                                                                   ---------
     shall be delivered by the Agent to the Pledgor on the last Business Day of each calendar month or, if earlier, upon cancellation or expiration of or drawing of the Maximum Available Amount for drawing under the Letters of Credit, as the case may be, in respect of which such amounts were so deposited; provided, however, that the Agent shall not deliver to the
                --------  -------
     Pledgor any such interest received in respect of Investments of any amounts deposited in the Cash Account pursuant to this Section 2 if an Event of
                                                    ---------
     Default has occurred and is continuing or unless all outstanding Secured Obligations have been indefeasibly paid in full in cash.

     Section 3.  Pledge; Security for Secured Obligations.  The Pledgor hereby
                 ----------------------------------------
grants and pledges to the Agent (for itself and on behalf of the Lenders) a first priority lien and security interest in, the Collateral, as collateral security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations.

     Section 4.  Delivery of Collateral.  All certificates or instruments, if
                 ----------------------
any, representing or evidencing the Collateral shall be delivered to and held by the Agent pursuant hereto and shall be a suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. In the event any Collateral is not evidenced by a certificate, a notation, reflecting title in the name of the Agent or the security interest of the Agent, shall be made in the records of the issuer of such Collateral or in such other appropriate records as the Agent may require, all in form and substance reasonably satisfactory to the Agent. The Agent shall have the right, at any time and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Collateral. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     Section 5.  Investing of Amounts in the Cash Account; Amounts held by the
                 -------------------------------------------------------------
Agent.  Cash held by the Agent in the Cash Account shall not be invested or
-----
reinvested except as provided in this Section 5.
                                      ---------
          (i) Except as otherwise provided in Section 12 hereof and provided
                                              ----------
     that the lien and security interest in favor of the Lenders remains perfected, any funds on deposit in the Cash Account shall be invested by the Agent so long as no Default or Event of Default shall have occurred and be continuing, in cash equivalents.

          (ii) The Agent is hereby authorized to sell, and shall sell, all or any designated part of the Collateral (A) so long as no Default or Event of Default shall have occurred and be continuing, upon the receipt of appropriate written instructions from the Pledgor or (B) in any event if such sale is necessary to permit the Agent to perform its duties hereunder or under the Credit Agreement. The Agent shall have no responsibility and the Pledgor hereby agrees to hold the Agent and the Lenders harmless for any loss in the value of the Collateral resulting from a fluctuation in interest rates or otherwise. Any interest on securities constituting part

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

     of the Collateral and the net proceeds of the sale or payment of any such securities shall be held in the Cash Account by the Agent.

     Section 6.  Representations and Warranties.  In addition to its
                 ------------------------------
representations and warranties made pursuant to Article VI of the Credit Agreement, the Pledgor represents and warrants to the Agent (for itself and on behalf of the Lenders), that the following statements are true, correct and complete:

          (i) At the time the Pledgor delivers the Collateral (or any portion thereof) to the Agent, the Pledgor will be the legal and beneficial owner of the Collateral free and clear of any Lien except for the lien and security interest created by this Agreement; and

          (ii) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

     Section 7.  Further Assurances.  The Pledgor agrees that at any time and
                 ------------------
from time to time, at its expense, it will promptly execute and deliver to the Agent any further instruments and documents, and take any further actions, that may be necessary or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

     Section 8.  Transfers and Other Liens.  The Pledgor agrees that it will not
                 -------------------------
(a) sell or otherwise dispose of any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the lien and security interest created by this Agreement.

     Section 9.  The Agent Appointed Attorney-in Fact.  The Pledgor hereby
                 ------------------------------------
appoints the Agent as its attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time during the continuance of an Event of Default in the Agent's reasonable discretion to take any action and to execute any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any payment, dividend, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. In performing its functions and duties under this Agreement, the Agent shall act solely for itself and as the agent of the Lenders and the Agent has not assumed nor shall be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Pledgor.

     Section 10.  The Agent May Perform.  If the Pledgor fails to perform any
                  ---------------------
agreement contained herein, after notice to the Pledgor, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section
                                                                       -------
13 hereof.
--

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     Section 11.  Standard of Care; No Responsibility For Certain Matters.  In
                  -------------------------------------------------------
dealing with the Collateral in its possession, the Agent shall exercise the same care which it would exercise in dealing with similar collateral property pledged by others in transactions of a similar nature, but it shall not be responsible for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (b) taking any steps to preserve rights against any parties with respect to any Collateral (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral), (c) the collection of any proceeds, (d) any loss resulting from Investments made pursuant to Section 5
                                                                   ---------
hereof, or (e) determining (x) the correctness of any statement or calculation made by the Pledgor in any written or telex (tested or otherwise) instructions, or (y) whether any deposit in the Cash Account is proper.

     Section 12.  Remedies upon Default; Application of Proceeds.  If any Event
                  ----------------------------------------------
of Default shall have occurred and be continuing:

          (i) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein otherwise available to it, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code (the "Code") as in effect at that time, and the Agent may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (ii) In addition to the remedies set forth in part (i) above and in accordance with the provisions of Section 2 hereof, any cash held by the
                                       ---------
     Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or part of the Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 13 hereof) by the Agent to cash collateralize
                           ----------
     the Pledgor's Letters of Credit and thereafter to pay the Secured Obligations.

     Section 13.  Expenses.  In addition to any payments of expenses of the
                  --------
Agent pursuant to the Credit Agreement or any Loan Document, the Pledgor agrees to pay promptly to the Agent all the reasonable costs and expenses which the Agent may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Agent hereunder, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.

     Section 14.  No Delay's Waiver, etc.  No delay or failure on the part of
                  ----------------------
the Agent in exercising, and no course of dealing with respect to, any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

     Section 15.  Amendments, Etc.  No amendment, modification, termination or
                  ---------------
waiver of any provision of this Agreement, or consent to any departure by the Pledgor therefrom, shall in any event be effective without the written concurrence of the Agent.

     Section 16.  Notices.  Except as otherwise specifically provided herein,
                  -------
all notices which are to be sent to the Pledgor or the Agent shall be given in accordance with the Credit Agreement.

     Section 17.  Continuing Security Interest; Termination.  This Agreement
                  -----------------------------------------
shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all Secured Obligations shall have been indefeasibly paid in full in cash, the Revolving Credit Commitments or other obligations of the Agent or any Lender to make any Loan under the Credit Agreement shall have expired, the Letters of Credit shall have expired and the Revolving Credit Termination Date shall have occurred, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of the Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c) and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any Note held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon the indefeasible payment in full in cash of the Secured Obligations and cancellation or expiration of the Letters of Credit and termination or expiration of all Revolving Credit Commitments and other obligations of the Agent and any Lender to make any Loan and the occurrence of the Revolving Credit Termination Date, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of its Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     Section 18.  GOVERNING LAW; TERMS.  THIS AGREEMENT SHALL BE GOVERNED BY,
                  --------------------
AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF GEORGIA. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS DEFINED IN ARTICLE 9 OF THE CODE ARE USED HEREIN AS THEREIN DEFINED.

     Section 19.  CONSENT TO JURISDICTION.  ALL JUDICIAL PROCEEDINGS BROUGHT
                  -----------------------
AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF GEORGIA AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE

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

PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT SUBJECT TO RIGHT OF APPEAL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 20.  Successors and Assigns.  Whenever in this Agreement any of the
                  ----------------------
parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, promises, and agreements by or on behalf of the Pledgor or by and on behalf of the Agent shall bind and inure to the benefit of the successors and assigns of the Pledgor, the Agent and the Lenders.

     Section 21.  Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. The Pledgor and the Agent hereby acknowledge receipt of a true, correct, and complete counterpart of this Agreement.

     Section 22.  Severability.  Any provision of this Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 23.  Headings.  The section headings in this Agreement are inserted
                  --------
for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

                              [signatures follow]

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

     IN WITNESS WHEREOF, the Pledgor and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                      PROFFITT'S, INC.
ATTEST:
/s/ Douglas E. Coltharp
-----------------------------         By: /s/ James S. Scully
Executive Vice President and             ---------------------------------
-----------------------------         Name:  James S. Scully
 Chief Financial Officer                    ------------------------------
                                      Title: Vice President and Treasurer
                                             -----------------------------




                                      NATIONSBANK, N.A. , as Agent for the
                                      Lenders


                                      By: /s/ Greg McCrery
                                         ---------------------------------
                                      Name:  Greg McCrery
                                            ------------------------------
                                      Title: Vice President
                                             -----------------------------

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